                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Northeast Pennsylvania Financial Corp. (the "Company") on Form 10-K for the period ended September 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as added by
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

     December 29, 2004                     /s/ Thomas M. Petro
                                           -------------------------------------
                                           Thomas M. Petro
                                           President and Chief Executive Officer


     December 29, 2004                     /s/ Jerry D. Holbrook
                                           -------------------------------------
                                           Jerry D. Holbrook
                                           Chief Financial Officer